ADVISORSHARES TRUST

AdvisorShares VICE ETF

Supplement dated December 7, 2017

to the Statement of Additional Information dated November 14, 2017

This supplement provides new and additional information beyond that contained in the Statement of Additional Information for the AdvisorShares Vice ETF (the “Fund”) and should be read in conjunction with that document.

The shares of the Fund will be listed on NASDAQ Stock Market LLC rather than NYSE Arca, Inc. The Fund’s ticker symbol will continue to be ACT. All references to NYSE Arca, Inc. are hereby deleted and replaced with NASDAQ Stock Market LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.